Lease Agreement	For Office Use Only
Lease Agreement Number: 901500
Machinery Finance Resources, LLC	Lease Agreement Date: January 26, 2009
910 Day Hill Road, Windsor, CT 06095
With Questions call: (800) 687-3375 FAX TO: (800) 687-3376	Rental Commencement Date: _____

Lessee Information

Lessee’s Full Legal Name
SCORPION PERFORMANCE, INC.
Street Address	County	City	State	Zip Code
3000 SW 4th AVE.	BROWARD	FORT LAUDERDALE	FL	33315
Location of Equipment	County	City	State	Zip Code
5417 N.W. 44th AVE.	MARION	OCALA	FL	33482

Equipment

2- HAAS VF-S22 VERTICAL MACHINGING CENTERS WITH TR16025XB 160MM DUAL SPINDLE ROTARY TABLES, WITH ALL STANDARD OPTIONS AND ACCESSORIES.

Qty.	Serial #	Description	See Schedule A for any additional equipment
Initial Term of Lease (Months)
SIXTY (60)
Amount of Each Lease Payment		Plus applicable sales/
$4,836.12		use tax	hereunder
Payment Period: ☒ Monthly ☐ Quarterly ☐ Other			COST OF EQUIPMENT/AMOUNT FINANCED: $246,041.32

Advance Payments

☒	1st AND 60TH LEASE PAYMENTS PLUS DOCUMENTATION FEE.
Security Deposits will be refunded upon expiration of the Lease provided Lessee is not in default of any of the terms and conditions of the Lease.
Personal Guaranty

THIS PERSONAL GUARANTY CREATES SPECIFIF LEGAL OBLIGATIONS.

In consideration of Lessor entering into the lease agreement identified above (“Lease”), the undersigned Personal Guarantor (hereinafter, “You”) unconditionally and irrevocable guarantees to Lessors, its successor and assigns, the prompt payment and performance of all obligations of the Lessee identified in this Lease. You agree that this is a guaranty of payment and not of collection, and that Lessor can proceed directly against you without first proceeding against the Lessee or against the equipment covered by the Lease. You waive all notices and defenses, based upon surety ship or impairment of collateral, including but not limited to release of collateral or failure to perfect a security interest. You agreed that Lessor can renew, extend or otherwise modify the terms of the Lease and you will be bound by such changes. If the Lessee defaults under the Lease, you will immediately perform all obligations of the Lessee under the Lease, including, but not limited to, paying all amounts due under the Lease. You will pay to Lessor all expenses, INCLDUING ATTORNEYS FEES incurred in enforcing Lessor’s rights against you or the Lessee. This is a continuing guaranty that will not be discharged or affected by your death and will bind your heirs and personal representatives. You waive any rights to seek repayment from the Lessee in the event you much pay Lessor. If more than one guarantor has signed this Personal Guaranty, each of you agree that your liability is joint and several. You authorize Lessor or any of Lessor’s agents to obtain credit bureau reports regarding you personal credit and to make other credit inquiries that Lessor determines are necessary.

THIS PERSONAL GUARANTY IS GOVERNED BY THE LAWS OF THE STATE OF CONNECTICUT. YOU CONSENT (AND THE LESSEE HAS CONSENTED) TO THE JURISDICTION OF ANY COURT LOCATED WITHIN CONNECTICUT, YOU EXPRESSLY WAIVE (AS HAS THE LESSEE) ANY RIGHT TO A TRIAL BY JURY.

Personal Guarantor #1		Personal Guarantor #2		Personal Guarantor #3		Personal Guarantor #4
Name: ROBERT STOPANIO		Name:		Name:		Name:

/s/ Robert Stopanio	1-29-09
(an individual)	Date	(an individual)	Date	(an individual)	Date	(an individual)	Date

/s/ Jessica Weaver	1-29-09
Witness	Date

TERMS AND CONDITIONS

1. By signing this Lease, Lessor acknowledges and agrees that: it has read and understand the TERMS AND CONDITIONS OF THIS LEASE; this Lease becomes effective only upon written acceptance by an authorized employee of Lessor, this is a net lease, it cannot terminate or cancel this Lease; it has an UNCODNITIONAL OBLIGATION to make all payments due under this Lease; it cannot withhold, set off or reduce such payments for any reason; it will use the Equipment only for business purpose; the person signing this Lease has the authority to do so and to grant the POWER OF ATTORNEY set forth in paragraph 11 herein; it entered into this Lease rather than purchase the Equipment. THIS LEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CONNECCTICUT; AND TO THE JURISDICTION OF ANY COURT LOCATED IN CONNECTICUT. YOU EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY.

LESSEE: SCORPION PERFORMANCE, INC.	LESSOR: MACHINERY FINANCE RESOURCES, LLC
Robert Stopanio	Deborah M. Senk, Manager Portfolio Services

THIS LEASE IS NON-CANCELABLE